UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 23, 2010
GEOS COMMUNICATIONS, INC.
(Exact name of Company as specified in its charter)
Washington	0-27704	91-1426372
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
430 N. Carroll Avenue, Suite 120, Southlake, Texas 76092	76092
(Address of principal executive offices)	(Zip Code)
Company’s telephone number, including area code:	(817) 240-0200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K and other reports filed by Geos Communications, Inc. (the “Company”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward-looking statements and information that are based upon beliefs of, and information currently available to, the Company’s management as well as estimates and assumptions made by the Company’s management.  When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Company’s or the Company’s management identify forward-looking statements.  Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company’s industry, operations and results of operations and any businesses that may be acquired by the Company.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 2.05	Other Events

On June 17, 2010 the Company’s board of directors approved a plan by which the Company will discontinue offering its VoIP and telephony services directly to consumer and enterprise customers.  Under the plan the Company is implementing a reduction-in-force and intends to close its network switching operations located in Atlanta, Georgia.

The Company will give the appropriate notifications required by the Federal Communications Commission and plans to end offering its services on July 23, 2010.  The Company’s current customers will be given the opportunity to transfer their service to other VoIP telephony providers.

The Company will continue to monetize its intellectual property portfolio and focus its efforts on accelerating the growth and expansion of its digital content distribution platform.  The decision to discontinue its telephony operations will significantly reduce the Company’s monthly operational expense while allowing concentrated organizational focus on the digital content distribution business.

The Company is currently unable in good faith to make a determination of the estimates required by paragraphs (b), (c) and (d) of Item 2.05, but will file an amended report on Form 8-K after it makes such a determination as required by Item 2.05.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOS COMMUNICATIONS, INC.
(Company)

Date	June 23, 2010
By:		/s/ Richard Roberson
Name:		Richard Roberson
Title:		Chief Financial Officer